UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2011

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BIOSCRIP, INC.
(Exact name of Registrant as specified in its charter)

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Delaware	0-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 27, 2011, the Board of Directors of BioScrip, Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws, effective immediately, to permit its Chairman as well as its CEO to call for a special meeting of the Board of Directors.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 26, 2011 (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company elected ten directors to serve for one-year terms, approved its non-binding resolution to endorse the Company’s executive compensation program, voted in favor of an annual frequency for future advisory votes on the Company’s executive compensation program and ratified the Company’s appointment of Ernst & Young LLP as the Company’s independent auditors for 2011.  The voting results for each proposal are as follows:

1.  Each of the Board of Directors’ nominees for director was elected to serve until the next Annual Meeting or until each of their respective successors is duly elected and qualified, by the votes set forth below:

Name of Director	Votes For	Votes Withheld
Charlotte W. Collins	33,433,133	5,636,262
Louis T. DiFazio	38,237,341	832,054
Samuel P. Frieder	34,804,188	4,265,207
Richard H. Friedman	37,662,922	1,406,473
Myron Z. Holubiak	38,364,677	704,718
David R. Hubers	38,353,115	716,280
Richard L. Robbins	38,398,524	670,871
Stuart A. Samuels	38,350,952	718,443
Richard M. Smith	38,007,731	1,061,664
Gordon H. Woodward	34,159,648	4,909,747

2.  Advisory (non-binding) resolution regarding the compensation of the named executive officers (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
37,766,021	1,170,117	133,257	9,166,015

3.  Advisory (non-binding) vote regarding the frequency of a stockholder advisory vote on executive compensation (majority of votes cast for 1 year):

1 year	2 years	3 years	Abstained	Broker Non-Vote
20,476,814	70,847	18,414,321	107,413	9,166,015

Based on these results, after deliberation, the Management Development and Compensation Committee of the Board of Directors of the Company has determined that the Company will hold future advisory stockholder votes on the compensation of the Corporation’s named executive officers annually. Accordingly, the next stockholder advisory vote on the compensation of the Corporation’s named executive officers will be held at the Corporation’s 2012 Annual Meeting of Stockholders. The next required shareholder advisory vote regarding the frequency of future advisory votes on executive compensation will be held in six years at the Company’s 2017 Annual Meeting of Stockholders.

4.  Ratification of the appointment of Ernst & Young  LLP as the Company's independent registered public accounting firm for the 2011 fiscal year (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
47,393,766	581,857	259,787	0

No other matters were voted upon at the Annual Meeting.

Item 9.01 - Financial Statements and Exhibits.

Exhibit 3.2     Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: April 28, 2011		/s/ Barry A. Posner
	By:	Barry A. Posner
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.2	Amended and Restated Bylaws of BioScrip, Inc.